UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013

AMARANTUS BIOSCIENCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-148922	26-0690857
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

675 Almanor Ave Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 5, 2013, Amarantus BioScience Holdings, Inc. (the “Company”) submitted the final grant award progress report to the Michael J. Fox Foundation for Parkinson’s Research entitled Comparisons and Actions of MANF and GDNF in Rodent Models Parkinson’s Disease. A copy of the report is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Michael J. Fox Foundation for Parkinson’s Research Grant Award Progress Report dated May 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMARANTUS BIOSCIENCE HOLDINGS, INC.

Date: October 2, 2013	By:	/s/ Gerald E. Commissiong
Name: Gerald E. Commissiong
Title: Chief Executive Officer